GOLDMAN SACHS TRUST

Goldman Sachs International Equity Funds

Class A Shares, Class C Shares and Institutional Shares of
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
Goldman Sachs Concentrated Emerging Markets Equity Fund

Class A Shares, Class B Shares, Class C Shares,

Institutional Shares and Service Shares of
Goldman Sachs Emerging Markets Equity Fund

Supplement dated July 11, 2008 to the

Prospectuses dated December 28, 2007

Effective July 1, 2008, the benchmarks for the Goldman Sachs BRIC Fund (the “BRIC Fund”), Goldman Sachs Concentrated Emerging Markets Equity Fund (the “Concentrated Emerging Markets Equity Fund”) and the Goldman Sachs Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”) have changed.

As a result, the following replaces the tabular information regarding the BRIC Fund’s benchmark in the “Fund Investment Objectives and Strategies — Fund Facts” section of the Class A, B, C and Institutional Share Prospectuses:

Benchmark:	MSCI® BRIC 5/25 Investable Markets Index

The following replaces the tabular information regarding the Concentrated Emerging Markets Equity Fund’s benchmark in the “Fund Investment Objectives and Strategies — Fund Facts” section of the Class A, B, C and Institutional Share Prospectuses:

Benchmark:	MSCI® Emerging Market Standard Index

The following replaces the tabular information regarding the Emerging Markets Equity Fund’s benchmark in the “Fund Investment Objectives and Strategies  — Fund Facts” section of the Class A, B, C, Institutional and Service Share Prospectuses:

Benchmark:	MSCI® Emerging Market Investable Markets Index

This supplement should be retained with your Prospectus for future reference.

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